                                                                   EXHIBIT 21(1)

                         SUBSIDIARIES OF THE REGISTRANT

                                                                                 PERCENTAGE            DATE
                                                            JURISDICTION OF          OF                 OF
                  NAME OF INCORPORATION                      INCORPORATION        OWNERSHIP       INCORPORATION
---------------------------------------------------------  ------------------  ---------------  ------------------
Aster Insurance Ltd......................................            Bermuda           100%            02/06/90
Harrah's Operating Company, Inc..........................           Delaware           100%            08/08/83
HEI Acquisition Corporation..............................             Nevada           100%            12/16/97
HEI Acquisition Corporation II...........................             Nevada           100%            07/22/98
HEI Acquisition Corporation III..........................             Nevada           100%            07/22/98
HPB Corporation..........................................             Kansas           100%            11/13/97
Harrah South Shore Corporation...........................         California           100%            10/02/59
Harrah's--Holiday Inns of New Jersey, Inc................         New Jersey           100%            09/19/79
Harrah's Alabama Corporation.............................             Nevada           100%            09/09/93
Harrah's Alberta Investment Corporation..................            Alberta           100%            04/05/95
Harrah's Arizona Corporation.............................             Nevada           100%            01/26/93
Harrah's Asia Development Company........................             Nevada           100%            09/20/96
Harrah's Asia Investment Company.........................             Nevada           100%            09/20/96
Harrah's Asia Management Company.........................             Nevada           100%            09/20/96
Harrah's Atlantic City, Inc..............................         New Jersey           100%            02/13/79
Harrah's Aviation, Inc...................................          Tennessee           100%            03/11/63
Harrah's California Corporation..........................             Nevada           100%            02/02/94
Harrah's Colorado Investment Corporation.................             Nevada           100%            06/23/93
Harrah's Colorado Management Company.....................             Nevada           100%            06/23/93
Harrah's Colorado Standby Corporation....................             Nevada           100%            11/10/93
Harrah's Crescent City Investment Company................             Nevada           100%            03/28/97
Harrah's Huntington Corporation..........................        W. Virginia           100%            03/03/95
Harrah's Illinois Corporation............................             Nevada           100%            12/18/91
Van Buren Leasing Corporation(1).........................             Nevada           100%            08/30/96
Harrah's Indiana Casino Corporation......................             Nevada           100%            09/09/93
Harrah's Indiana Management Corporation..................             Nevada           100%            09/09/93
Harrah's Interactive Entertainment Company...............             Nevada           100%            09/21/94
Harrah's Interactive Investment Company..................             Nevada           100%            09/21/94
Harrah's Kansas Casino Corporation.......................             Nevada           100%            11/12/93
Harrah's Las Vegas, Inc..................................             Nevada           100%            03/21/68
Harrah's Laughlin, Inc...................................             Nevada           100%            07/10/87
Harrah's Management Company..............................             Nevada           100%            04/07/83
Harrah's Marketing Services Corporation..................             Nevada           100%            08/21/97
Harrah's Maryland Heights Corporation....................             Nevada           100%            07/30/93
Harrah's Maryland Heights LLC(2).........................           Delaware            99%            10/16/95
Harrah's Maryland Heights Operating Company..............             Nevada           100%            06/20/95
Harrah's de Mexico, S.A. de C.V.(3)......................             Mexico            50%            05/29/95
Harrah's Michigan Corporation............................             Nevada           100%            06/15/93
Harrah's Minnesota Corporation...........................             Nevada           100%            10/20/92
Harrah's NC Casino Company, LLC(4).......................     North Carolina            99%            04/21/95
Harrah's New Jersey, Inc.................................         New Jersey           100%            09/13/78
Harrah's New Orleans Investment Company..................             Nevada           100%            05/21/93
Harrah's New Orleans Management Company..................             Nevada           100%            05/21/93
Harrah's New Zealand Inc.................................             Nevada           100%            02/18/92
Harrah's-North Kansas City Corporation...................             Nevada           100%            02/23/93
Harrah's Pennsylvania Development Co.....................             Nevada           100%            05/18/94
Harrah's Pittsburgh Management Company...................             Nevada           100%            06/08/94

                                                                                 PERCENTAGE            DATE
                                                            JURISDICTION OF          OF                 OF
                  NAME OF INCORPORATION                      INCORPORATION        OWNERSHIP       INCORPORATION
---------------------------------------------------------  ------------------  ---------------  ------------------
Harrah's Red River Corporation...........................             Nevada           100%            08/05/96
Harrah's Reno Holding Company, Inc.......................             Nevada           100%            02/23/88
Harrah's Shreveport Investment Company, Inc..............             Nevada           100%            04/23/92
Harrah's Shreveport Management Company, Inc..............             Nevada           100%            04/23/92
Harrah's Skagit Valley Agency Corporation................             Nevada           100%            11/08/95
Harrah's Southeast Washington Casino Corporation.........             Nevada           100%            11/21/95
Harrah's Southwest Michigan Casino Corporation...........             Nevada           100%            04/06/95
Harrah's Travel, Inc.....................................             Nevada           100%            07/30/98
Harrah's Tunica Corporation..............................             Nevada           100%            08/10/92
Harrah's Vicksburg Corporation...........................             Nevada           100%            07/13/92
Harrah's Washington Corporation..........................             Nevada           100%            02/03/94
Harrah's West Virginia Corporation.......................        W. Virginia           100%            03/03/95
Harrah's Wheeling Corporation............................             Nevada           100%            04/29/94
Showboat Inc.............................................             Nevada           100%            02/16/60
Showboat Australia PTY Limited(5)........................          Australia            50%            08/11/93
Ocean Showboat, Inc......................................         New Jersey           100%            09/12/83
Atlantic City Showboat, Inc..............................         New Jersey           100%            01/10/84
Ocean Showboat Finance Corporation.......................         New Jersey           100%            12/22/86
Showboat Development Company.............................             Nevada           100%            06/09/83
Lake Pontchartrain Showboat, Inc.........................             Nevada           100%            03/18/93
Showboat Canada, Inc.....................................             Canada           100%            06/28/93
Dion Showboat, Inc.......................................             Canada           100%            06/28/93
Showboat Grande, Inc.....................................             Nevada           100%            06/08/93
Showboat Indiana, Inc....................................             Nevada           100%            09/13/93
Showboat LMI, Inc........................................             Nevada           100%            07/26/94
Showboat Louisiana, Inc..................................             Nevada           100%            05/18/93
Showboat Missouri, Inc...................................             Nevada           100%            07/26/94
Showboat Mohawk, Inc.....................................             Nevada           100%            07/07/93
Showboat New Hampshire, Inc..............................             Nevada           100%            07/26/94
Showboat One, Inc........................................             Nevada           100%            07/26/94
Showboat Six, Inc........................................             Nevada           100%            07/26/94
Showboat Seven, Inc......................................             Nevada           100%            07/26/94
Showboat Eight, Inc......................................             Nevada           100%            07/26/94
Showboat Nine, Inc.......................................             Nevada           100%            07/27/94
Showboat Ten, Inc........................................             Nevada           100%            07/27/94
Showboat Eleven, Inc.....................................             Nevada           100%            07/27/94
Showboat Twelve, Inc.....................................             Nevada           100%            07/27/94
Showboat Thirteen, Inc...................................             Nevada           100%            07/27/94
Showboat Fourteen, Inc...................................             Nevada           100%            07/27/94
Showboat Fifteen, Inc....................................             Nevada           100%            07/27/94
Showboat Finance Corporation.............................             Nevada           100%            05/10/94
Showboat Intellectual Property, Inc......................             Nevada           100%            01/25/94
Showboat Land Company....................................             Nevada           100%            11/12/97
Showboat Operating Company...............................             Nevada           100%            04/10/73
Showboat Land LLC(6).....................................             Nevada             1%            11/04/97
Trigger Real Estate Corporation..........................             Nevada           100%            07/02/98

------------------------

FOOTNOTES

(1) 100% owned by Des Plaines Development Limited Partnership of which Harrah's Illinois Corporation is 80% partner

(2) 99% Harrah's Operating Company, Inc., 1% Harrah's Maryland Heights Operating Company

(3) 50% Harrah's Operating Company, Inc., 50% Harrah's Mexico Holding Company

(4) 99% Harrah's Operating Company, Inc., 1% Harrah's Management Company

(5) 50% Showboat, Inc., 50% Showboat Development Company

(6) 1% owned by Showboat Operating Company, 99% owned by Showboat Land Holding Limited Partnership